SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: July 9, 1997
                        (Date of earliest event reported)



                              UNIVERSAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



          Virginia                      1-652                    54-0414210
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
      of Incorporation)                                     Identification No.)

           1501 North Hamilton Street                     23230
               Richmond, Virginia                      (Zip Code)
    (Address of Principal Executive Offices)



               Registrant's telephone number, including area code:
                                 (804) 359-9311

Item 5.      Other Events.

         The press release issued by the Registrant on July 9, 1997 and attached hereto as Exhibit 99 is incorporated herein by reference.


Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)    Exhibits.

             99       Press release issued by the Registrant on July 9, 1997.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            UNIVERSAL CORPORATION
                                                     (Registrant)



Date:  July 17, 1997                        By: /s/ William J. Coronado
                                               --------------------------------
                                                    William J. Coronado
                                                    Controller

                                  Exhibit Index

Number            Document
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99          Press release issued by the Registrant on July 9, 1997.